Exhibit 10.4
AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT
            THIS AMENDMENT (this “Amendment”) is entered into as of October 31, 2005 by and among:
            (a)       RPM Funding Corporation, a Delaware corporation (“Seller”),
            (b)       RPM International Inc., a Delaware corporation (“RPM-Delaware”),
            (c)       Blue Ridge Asset Funding Corporation, a Delaware corporation (“Blue Ridge” or “Conduit”), and
    (d)       Wachovia Bank, National Association, a national banking association, individually (“Wachovia” or a “Liquidity Bank” and, together with Blue Ridge, the “Blue Ridge Group”), as Blue Ridge Agent (the “Co Agent”) and as administrative agent the “Administrative Agent” and, together with the Co-Agent, the “Agents”), with respect to the Receivables Purchase Agreement dated as of June 6, 2002 by and among the Seller, RPM-Delaware, the Blue Ridge Group, and the Agents, as heretofore amended from time to time (the “RPA”).
Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the RPA.
WITNESSETH:
            WHEREAS, the parties wish to amend the RPA as hereinafter set forth.
            NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
            1.       Amendment.
            The definition of “Liquidity Termination Date” is hereby amended and restated to read as follows:
            “Liquidity Termination Date” means December 31, 2005.
            2.       Reaffirmation of Performance Undertaking. RPM-Delaware hereby ratifies the Performance Undertaking and confirms that its obligations thereunder remain in full force and effect.
            3.       Representations. In order to induce the Agents and the Purchasers to agree to this Amendment, each of the Seller Parties hereby represents and warrants that (a) the representations and warranties set forth in Section 5.1 of the RPA (other than Section 5.1(m)) are true and correct on and as of the date hereof, and (b) no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.
            4.       Conditions Precedent. This Amendment will become effective as of the date first above written upon receipt by the Administrative Agent of executed counterparts of this Amendment, duly executed by each of the parties hereto.
            5.       Bankruptcy Petition. With respect to each Conduit, each of the other parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of such Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
            6.       CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
            7.       WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
            8.       Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
            9.       Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or signatories as of the date hereof.
RPM FUNDING CORPORATION

By:	/s/ Keith R. Smiley

Name:	Keith R. Smiley
Title:	Vice President and Treasurer

RPM INTERNATIONAL INC.

BY:	/s/ P. Kelly Tompkins

Name:	P. Kelly Tompkins
Title:	Sr. V.P., General Counsel & Secretary

BLUE RIDGE ASSET FUNDING CORPORATION
BY: WACHOVIA CAPITAL MARKETS, LLC, ATTORNEY-IN FACT

BY:	/s/ Douglas R. Wilson, Sr.

NAME:	DOUGLAS R. WILSON, SR.
TITLE:	VICE PRESIDENT

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually, as Blue Ridge Agent and as Administrative Agent

By:	/s/ Gary G. Fleming, Jr.

Name:	GARY G. FLEMING, JR.
Title:	Director

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